                             UNDERWRITING AGREEMENT

                                1,250,000 Shares

                         Simpson Manufacturing Co., Inc.

                                  Common Stock

                               (Without Par Value)


                                                                          , 1998


J.P. MORGAN SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER
   & SMITH INCORPORATED
BANCAMERICA ROBERTSON STEPHENS
      as Representatives of the
      several Underwriters
      c/o J.P. Morgan Securities Inc.
      60 Wall Street
      New York, New York  10260

Dear Sirs:

        The persons named in Schedule B hereto (the "Firm Selling Shareholders") propose to sell to the underwriters listed in Schedule A hereto (collectively, the "Underwriters"), for whom you are acting as representatives (in such capacity, the "Representatives"), and the Underwriters propose to purchase from such Firm Selling Shareholders, an aggregate of 1,250,000 shares of common stock, without par value (the "Common Stock"), of Simpson Manufacturing Co., Inc., a California corporation (the "Company"), which are referred to herein as the "Underwritten Shares."

        In addition, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, the person named in Schedule C hereto (the "Optional Selling Shareholder," and together with the Firm Selling Shareholders, the "Selling Shareholders") propose to sell to the several Underwriters, at the option of the Underwriters, up to an additional 187,500 shares of Common Stock (the "Option Shares"). The Underwritten Shares and any Option Shares purchased by the Underwriters are herein referred to as the "Shares."


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                                      -2-


        The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (File No. 333-44603), including a prospectus, relating to the Shares. The registration statement as amended at the time when it became or shall become effective, or, if post-effective amendments are filed with respect thereto, as amended by such post-effective amendments at the time of their effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the "Registration Statement," and the prospectus constituting a part of the Registration Statement in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus," except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus (whether or not any such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) under the Securities Act), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Underwriters for such use. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

        The Company and the Selling Shareholders agree with you and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters, as follows:


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                                      -3-


        1. Each of the Firm Selling Shareholders hereby agrees, severally and not jointly, to sell the number of Underwritten Shares set forth opposite its or his name on Schedule B hereto to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from each Firm Selling Shareholder the number of Underwritten Shares (subject to such adjustment as the Representatives may determine to avoid fractional shares) which bears the same proportion to the number of Underwritten Shares to be sold by such Firm Selling Shareholder as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Underwritten Shares, in each case at a purchase price of $ per Share (the "Purchase Price").

        In addition, the Optional Selling Shareholder agrees to sell the number of Option Shares set forth opposite its name on Schedule C hereto to the several Underwriters as hereinafter provided, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Optional Selling Shareholder up to the maximum number of Option Shares set forth opposite the Optional Selling Shareholder's name on Schedule C hereto at the Purchase Price, for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Shares by the several Underwriters.

        If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the aggregate number of Underwritten Shares, subject, however, to such adjustments to eliminate any fractional interests as the Representatives in their sole discretion shall make. If any, but fewer than all, Option Shares are to be purchased, the respective numbers of Option Shares to be purchased by each Underwriter from the Optional Selling Shareholder hereto shall be proportionate to the maximum number of Option Shares that the Underwriters have the option hereunder to purchase from such person.

        The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of the Prospectus


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                                      -4-


(in the form first used to confirm sales of Shares), by written notice from the Representatives to the Optional Selling Shareholder. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when such Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the tenth full Business Day (as hereinafter defined) after the date of such notice. Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

        Pursuant to powers of attorney (the "Powers of Attorney"), which shall be satisfactory to counsel for the Underwriters, granted by each Selling Shareholder, Thomas J Fitzmyers and Stephen B. Lamson will act as representatives of the Selling Shareholders. The foregoing representatives (the "Representatives of the Selling Shareholders") are authorized, on behalf of each Selling Shareholder, to execute any documents necessary or desirable in connection with the sale of the Underwritten Shares and Option Shares to be sold hereunder by each Selling Shareholder, to make delivery of the certificates of such Underwritten Shares and Option Shares, to receive the proceeds of the sale of such Underwritten Shares and Option Shares, to give receipts for such proceeds, to pay therefrom the expenses, if any, to be borne by each Selling Shareholder in connection with the sale and public offering of the Underwritten Shares and Option Shares, to pay therefrom any amounts owed to the Company by Selling Shareholders, to distribute the balance of such proceeds to the Selling Shareholders, to receive notices on behalf of each Selling Shareholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

        2. The Company and each of the Selling Shareholders understand that the Underwriters intend (i) to make a public offering of the Underwritten Shares as soon as the Representatives deem advisable after the Registration Statement and this Agreement have become effective and (ii) initially to offer the Underwritten Shares upon the terms set forth in the Prospectus.

        3. Payment for the Shares shall be made by wire transfer in immediately available funds to the accounts specified by the Representatives of the Selling Shareholders to the Representatives, in the case of the Underwritten Shares, on , 1998, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Representatives of the Selling Share-holders may agree upon in writing or, in the case of the Option Shares, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date," and the time and date of such payment for the Option Shares, if other than the Closing Date, are referred to herein as the "Additional Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

        Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the certificates for the Shares to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid by the Selling Shareholders. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

        4. The Company represents and warrants to each of the Underwriters that:

        (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein;

        (b) all of the issued and outstanding shares of Common Stock have been duly authorized by the Company, are validly issued and are fully paid and nonassessable and are not subject to any preemptive or other similar rights; when the Shares are delivered by the Selling Shareholders and paid for by the Underwriters in accordance with the terms of this Agreement, such Shares will be validly issued, fully paid and nonassessable and will not be subject to any preemptive or other similar rights; the Company's capital stock conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

        (c) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and as of the date of filing thereof did not, and did not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date and the Additional Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein; and the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

        (d) Coopers & Lybrand L.L.P., who are reporting upon the audited consolidated financial statements of the Company and its subsidiaries (the "Subsidiaries") and the related schedules included or incorporated by reference in the Registration Statement as of December 31, 1996 and 1997 and for each of the three years in the period ended December 31, 1997, are independent public accountants as required by the Securities Act;

        (e) the audited consolidated financial statements referred to in subsection (d) of this Section 4, as well as the unaudited interim consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus, present fairly (i) the consolidated financial position of the Company and the Subsidiaries taken as a whole as of the dates indicated and (ii) the combined results of operations and combined cash flows of the Company and the Subsidiaries taken as a whole for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (subject, in the case of the unaudited interim financial statements, if any, to normal year end adjustments); and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

        (f) the Company and its Subsidiaries are conducting and intend to conduct their businesses so as to comply in all material respects with applicable federal, state and local government statutes and regulations, except where such failure to comply would not have a material adverse effect on the business, prospects, operations or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"); and neither the Company nor any of its Subsidiaries is charged with or, to the knowledge of the Company, is under investigation with respect to, any violation of any of such statutes or regulations or is the subject of any pending or, to the knowledge of the Company, threatened proceeding by any regulatory authority relating to any such violation, except where such violation or proceeding would not have a Material Adverse Effect;

        (g) the Company owns, beneficially and of record, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or voting, directly or indirectly through Subsidiaries, all of the outstanding equity securities of each of the Subsidiaries listed on Annex A hereto, which constitute all of the subsidiaries of the Company; all of the issued and outstanding capital stock of the Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable; and except as set forth in the Registration Statement and the Prospectus, there are no outstanding (i) securities or obligations convertible into or exchangeable for any shares of capital stock of the Company or any Subsidiary, (ii) rights, warrants or options to acquire or purchase any shares of capital stock of the Company or any Subsidiary or any such convertible or exchangeable securities or obligations, or (iii) obligations or understandings to issue or sell any shares of capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

        (h) the statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which are believed by the Company to be reliable and accurate;

        (i) except for compensation to be paid to the Underwriters under this Agreement, the Company knows of no outstanding claims for services, either in the nature of a finder's fee or origination fee, with respect to any of the transactions contemplated hereby;

        (j) since the date of the latest consolidated financial statements of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, except as disclosed or contemplated or incorporated by reference in the Registration Statement and the Prospectus, there has not been (A) any change in the Company's issued capital stock or options, except pursuant to the exercise of options, or (B) any material adverse change in the management, business, prospects, operations or condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Change," and any event or state of facts which could result in a Material Adverse Change is herein referred to as "Prospective Material Adverse Change");

        (k) since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed or contemplated or incorporated by reference therein, (i) there have been no transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material to the Company and the Subsidiaries, taken as a whole, and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

        (l) each of the Company and the Subsidiaries has been duly organized under the laws of its jurisdiction of incorporation; and each of the Company and the Subsidiaries is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership of its property or the conduct of its business requires such qualification and where the failure so to qualify could have a Material Adverse Effect;

        (m) this Agreement and the custody agreement among the Company, as custodian, and the Selling Shareholders (the "Custody Agreement") have been duly authorized, executed and delivered by the Company;

        (n) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the consummation of the transactions contemplated herein, (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) do not and will not result in any violation of the articles of incorporation or by-laws of the Company and (iii) do not and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness un-der, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any Subsidiary under (A) any indenture, mortgage, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them may be bound or to which any of their properties or assets may be subject, (B) any existing applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America) or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets;

        (o) no authorization, approval, consent or license of, or filing with, any government, governmental instrumentality or court, domestic or foreign (other than as have been made and obtained and are in full force and effect under the Securities Act or as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America), is required for the performance of the Company's obligations under this Agreement;

        (p) neither the Company nor any Subsidiary (i) is in violation of its articles of incorporation or by-laws or (ii) is or with the giving of notice or lapse of time or both would be in violation of, or in default under or in the performance or observance of, any obligation, agreement, covenant or condition contained in any indenture, mortgage, loan agreement, note, lease, partnership agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its respective properties or assets are subject or of any permit, order, decree, judgment, statute, rule or regulation applicable to the Company or any Subsidiary, except for such violations or defaults that, individually or in the aggregate, would not have a Material Adverse Effect;

        (q) except as described in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any affiliate of the Company that (i) is reasonably likely to have a Mate-rial Adverse Effect or that is reasonably likely to have a material adverse effect on the consummation of the transactions contemplated in this Agreement or (ii) is required to be described in the Registration Statement or the Prospectus or any document incorporated by reference therein that is not so described. The aggregate of all pending legal and governmental proceedings known to the Company, to which the Company or any Subsidiary or any affiliate of the Company is a party or that affect any of their properties or assets that are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to its business, is not reasonably likely to have a Material Adverse Effect;

        (r) there are no contracts or documents that are required to be described or referred to in the Registration Statement or the Prospectus, or to be filed as exhibits to the Registration Statement, that are not described, referred to or filed as required;

        (s) the Company and each Subsidiary has good and marketable title to all properties and assets described in the Registration Statement and the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except (i) as described or reflected in the Registration Statement and the Prospectus or any document incorporated by reference therein or (ii) for liens, charges, encumbrances or restrictions which would not have a Material Adverse Effect. All of the leases and subleases material to the business of the Company and the Subsidiaries are in full force and effect, with such exceptions as would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any material claim that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease;

        (t) each of the Company and each of its Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus or any document incorporated by reference therein and except, in each case, where such revocation or modification would not have a Material Adverse Effect; and the Company and each Subsidiary is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except where noncompliance with such laws or regulations would not have a Material Adverse Effect;

        (u) each of the Company and each of its Subsidiaries owns or possesses the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") reasonably necessary to carry on the business conducted by each as of the date hereof, except to the extent that the failure to own or possess such Intellectual Property would not have a Material Adverse Effect, and, except as described in the Registration Statement and the Prospectus or any document incorporated by reference therein, neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate would not have a Material Adverse Effect;

        (v) there are no labor disputes with the employees of the Company or any of the Subsidiaries which are likely to have a Material Adverse Effect;

        (w) each of the Company and each of its Subsidiaries is in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (collectively, the

    "Environmental Laws"), except, in each case, where noncompliance, individually or in the aggregate, would not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liabiity Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries under any Environmental Law which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

        (x) except as set forth in the Registration Statement and the Prospectus or any document incorporated by reference therein, no authorization, approval or consent of any governmental authority or agency is required (other than those which have already been obtained) under the laws of any jurisdiction in which the Company or any of its Subsidiaries conduct their respective businesses in connection with the ownership by the Company of capital stock of any Subsidiary, any foreign exchange controls or the repatriation of any amount from or to the Company and the Subsidiaries, except to the extent that the failure to obtain such authorization, approval or consent will not have a Material Adverse Effect;

        (y) the Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock, and the Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectus;

        (z) neither the filing of the Registration Statement or any amendment thereto nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration under the Securities Act of any securities of the Company or any Subsidiary;

        (aa) the Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except for such filings and payments the failure to timely make or contest would not have a Material Adverse Effect; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any Subsidiary which could have a Material Adverse Effect; and

        (bb) the Company has delivered to the Underwriters written agreements, in form and substance satisfactory to the Underwriters, of the persons named in Schedule D hereto, pursuant to which each has agreed not to sell, offer, agree to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock, any options, warrants or rights to purchase Common Stock, or any securities exercisable for or convertible into Common Stock for a period of 90 days after the date of this Agreement, without the prior written consent of J.P. Morgan Securities Inc.

        5. Each Selling Shareholder, severally and not jointly, represents and warrants to each Underwriter that:

        (a) such Selling Shareholder now is and at the Closing Date and Additional Closing Date (if applicable to such Selling Shareholder) will be, the lawful owner of the number of Shares to be sold by such Selling Shareholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, restriction on transfer or other defect in title;

        (b) such Selling Shareholder has, and at the Closing Date and Additional Closing Date (if applicable to such Selling Shareholder) will have, full legal right, power and capacity, and any approval required by law or otherwise (other than those imposed by the Securities Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or result in the breach of any of the terms, provisions or conditions of, or constitute a default under, any note, indenture, mortgage, deed or declaration of trust, agreement, will or other instrument, if any, to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or, to the best of such Selling Shareholder's knowledge, any existing law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality, agency or body, arbitration tribunal, or court, domestic or foreign, having jurisdiction over such Selling Shareholder or such Selling Shareholder's property;

        (c) this Agreement and the Custody Agreement have been duly executed and delivered by such Selling Shareholder;

        (d) when the Registration Statement becomes effective and at all times subsequent thereto through the latest of the Closing Date, the Additional Closing Date or the termination of the offering of the Shares, such parts of the Registration Statement and Prospectus, and any supplements or amendments thereto, as they relate to such Selling Shareholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

        (e) such Selling Shareholder has duly and irrevocably authorized the Representatives of the Selling Shareholders, on behalf of such Selling Shareholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Shareholder and receive payment therefor pursuant hereto;

        (f) the sale of such Selling Shareholder's Shares pursuant to this Agreement is not prompted or influenced by any information concerning the Company which is not set forth in the Prospectus; and

        (g) such Selling Shareholder has no reason to believe that the representations and warranties of the Com-pany contained in this Agreement are not true and correct in all material respects.

        6. The Company covenants and agrees with the several Underwriters as follows:

        (a) to use its best efforts to cause the Registration Statement to become effective (if the Registration Statement shall not have been declared effective prior to the execution hereof) at the earliest possible time and, if applicable, to file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act;

        (b) to deliver, at the expense of the Selling Shareholders, to the Representatives four signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and, during the period mentioned in paragraph (e) below, to each of the Underwriters and to dealers effecting transactions in the Common Stock as many copies of the Prospectus (including all amendments and supplements thereto) as the Underwriters and such dealers may reasonably request;

        (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

        (d) to advise the Representatives promptly, and to confirm such advice in writing, (i) when the Registration Statement shall have become or becomes effective, (ii) when any amendment to the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

        (e) if, during such period of time after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Company or the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Underwriters and to any other dealers upon written request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

        (f) to use its best efforts to register or qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such registration or qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to qualify the Shares in any jurisdiction where, as a result of such qualification, the Company would be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (g) not later than April 1, 1999, to make generally available to its security holders and to the Underwriters as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

        (h) so long as the Shares are outstanding, for one year after the Closing Date, to furnish to the Rep-resentatives copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or any national securities exchange;

        (i) for a period of 90 days after the date of this Agreement, not to, issue, sell, offer, agree to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock, any options, rights or warrants to purchase Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock without the prior written consent of J.P. Morgan Securities Inc.; provided that, without such prior written consent, the Company may grant options or issue or sell shares under its 1994 Stock Option Plan, 1994 Employee Stock Bonus Plan or 1995 Independent Director Stock Option Plan and the Company may issue shares of Common Stock pursuant to the exercise of stock options; and

        (j) to have furnished to the Representatives at or prior to the date of this Agreement true and correct copies of all of the Powers of Attorney, the fully executed Custody Agreement and all other currently effective written agreements between the Company or any of its Subsidiaries and each Selling Shareholder and relating to the transactions contemplated by this Agreement.

        7. (a) Each of the Selling Shareholders covenants and agrees with the several Underwriters as follows:

                (i) to do or perform all things required to be done or performed by such Selling Shareholder prior to the Closing Date or any Additional Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement; and

                (ii) to pay or cause to be paid all taxes, if any, on the
            transfer and sale of the Shares being sold by such Selling Shareholder.

            (b) Simpson PSB Fund covenants and agrees with the several Underwriters to pay all costs and expenses incident to the performance of the Company's and the Selling Shareholders' obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the

    Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectuses (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Representatives may designate (including fees of counsel for the Underwriters and their disbursements related to such registration or qualification), (iv) in connection with the listing of Shares on the New York Stock Exchange, (v) related to any filing with, and review by, the NASD, and (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, all other agreements relating to underwriting and syndication arrangements, the Custody Agreement, the Powers of Attorney, the Blue Sky Survey and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided (collectively, the "Offering Expenses").

        8. The several obligations of the Underwriters hereunder to purchase the Underwritten Shares are subject to the performance by each of the Company and the Selling Shareholders of its obligations hereunder and to the following additional conditions:

        (a) If the Registration Statement shall not have been declared effective prior to the execution hereof, the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and any requests for additional information by the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

        (b) The representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and each of the Company and each Selling Shareholder shall have complied with all agreements and all conditions on his, her or its part to be performed or satisfied hereunder at or prior to the Closing Date.

        (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Change or any development involving a Prospective Material Adverse Change other than as set forth or contemplated in the Registration Statement and the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwritten Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

        (d) (i) The Underwriters shall have received on and as of the Closing Date, a certificate of an executive officer of the Company reasonably satisfactory to the Representatives to the effect set forth in subsections
    (a) and (b) (as subsection (b) pertains to the Company) of this Section 8 and to the further effect that since the respective dates as of which information is given in the Registration Statement and the Prospectus there has not occurred any Material Adverse Change or any development involving a Prospective Material Adverse Change other than as set forth or contemplated in the Registration Statement and the Prospectus; and (ii) the Underwriters shall have received on and as of the Closing Date, a certificate from the Representatives of the Selling Shareholders to the effect set forth in subsection (b) of this Section 8 (as subsection (b) pertains to the Selling Shareholders).

        (e) The Underwriters shall have received on the Closing Date a signed opinion of Shartsis, Friese & Ginsburg LLP, counsel for the Company and the Selling Shareholders, dated the Closing Date and addressed to the Underwriters and satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, to the effect that:

            (i) the Company has been duly organized and is validly existing and in good standing under the laws of the State of California and has the corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

            (ii) each of the Subsidiaries organized under the laws of a State of the United States has been duly organized and is validly existing and in good standing under the laws of the state of its organization and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

            (iii) Simpson Dura-Vent Company, Inc., a California corporation, is qualified to do business and is in good standing as a foreign corporation under the laws of the State of Mississippi; and Simpson Strong-Tie Company Inc., a California corporation, is qualified to do business and is in good standing as a foreign corporation under the laws of the States of Florida, Illinois, Ohio and Texas;

            (iv) all of the shares of capital stock of the Company and each Subsidiary outstanding immediately prior to the date of this Agreement have been duly authorized and validly issued and are fully paid and nonassessable;

            (v) the Shares to be sold by the Selling Shareholders, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and free of preemptive or other similar rights;

            (vi) this Agreement and the Custody Agreement have been duly authorized, executed and delivered by the Company;

            (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the consummation by the Company of the transactions contemplated herein, do not and will not (a) violate any provision of the articles of incorporation or by-laws of the Company or any Subsidiary organized under the laws of a State of the United States; (b) contravene any provision of any law, rule or regulation known to such counsel to be applicable to the Company or any of its Subsidiaries (the "Applicable Laws"); (c) contravene any judgment, order or decree known to such counsel by which the Company or any Subsidiary is bound or by which any of their properties or assets may be affected;
        (d) conflict with, result in any breach of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, any agreement known to such counsel to which the Company or any Subsidiary is a party or any of their properties or assets is subject; or (e) require any consent, approval or authorization or order of, or qualification with, any government, governmental instrumentality or court, domestic or foreign, except such as have been obtained under the Securities Act and such as may be required by securities laws of the states and other jurisdictions of the United States and other countries in connection with the offer and sale of the Shares;

            (viii) to such counsel's knowledge, there is no (a) action, suit or proceeding before or by any government, governmental instrumentality or court now pending or threatened against or affecting the Company or any Subsidiary or any of their respective properties or assets that is required to be described in the Registration Statement or the Prospectus or in a document incorporated by reference therein and is not so described or (b) contract, license, agreement, lease or other document that is required to be described in or referred to in the Registration Statement or the Prospectus or in a document incorporated by reference therein, or to be filed as an exhibit to the Registration Statement or such document, that is not described, referred to or filed as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects;

            (ix) the capital stock of the Company, including the Shares, conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

            (x) to such counsel's knowledge, neither the filing of the Registration Statement nor the offer or sale of the Shares to the Underwriters in the manner contemplated in this Agreement gives rise to any rights for or relating to the registration under the Securities Act of any other securities of the Company or any Subsidiary;

            (xi) the Registration Statement and the Prospectus and all amendments and supplements thereto (except for the financial statements, schedules and other financial and statistical data and information included in the Registration Statement and the Prospectus, as to which counsel need not express an opinion) comply as to form in all material respects with the requirements of the Securities Act;

            (xii) each document incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements included therein as to which such counsel need express no opinion) complied as to form in all material respects, when filed with the Commission, with the Exchange Act;

            (xiii) to such counsel's knowledge, each of the Company and each Subsidiary incorporated under the laws of a State of the United States holds all material licenses, approvals, certificates and permits from governmental and regulatory authorities in the United States which are necessary to own or lease their respective properties and assets and to the conduct of their respective businesses;

            (xiv) the Registration Statement has been declared effective under the Securities Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Securities Act;

            (xv) to such counsel's knowledge, neither the Company nor any Subsidiary incorporated under the laws of a State of the United States is in violation of its articles of incorporation or by-laws or in breach of or default (nor has any event occurred which, with notice or lapse of time or both would constitute a default) under or in performance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, license or other agreement or instrument known to such counsel to which the Company or any such Subsidiary is a party or by which any of them may be bound or to which any of their properties or assets is subject or affected or of any permit, order, decree, judgment, statute, rule or regulation applicable to the Company or any such Subsidiary known to such counsel except such as would not have a Material Adverse Effect;

            (xvi) this Agreement, the Custody Agreement and a Power of Attorney have been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders and constitute valid and binding agreements of each Selling Shareholder;

            (xvii) to such counsel's knowledge, each Selling Shareholder has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Securities Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder in the manner provided in this Agreement;

            (xviii) to such counsel's knowledge, delivery of certificates for the Shares to be sold by each Selling Shareholder pursuant hereto will pass valid and marketable title thereto to the Underwriters, free and clear of any claim, lien, encumbrance, security interest, restriction on transfer or other defect in title; and

            (xix) each of the Representatives of the Selling Shareholders has been duly authorized by each Selling Shareholder to execute and deliver on behalf of each Selling Shareholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by the Selling Shareholders and receive payment therefor pursuant hereto.

        In rendering such opinions, such counsel may rely as to factual matters on, and may assume the accuracy of, the representations and warranties of the Company and the Selling Shareholders in this Agreement, the Custody Agreement and the Powers of Attorney. Such counsel may also rely on customary and reasonable assumptions and render such opinions subject to customary and reasonable qualifications and exceptions. The opinions rendered pursuant to clause (xvii) of this Sec-tion 8(e) may be rendered subject to (1) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors, and (2) limitations imposed by law or general principles of equity on the availability of equitable remedies or the enforcement of provisions of any agreement. In rendering any such opinion relating to or regarding the Optional Selling Shareholder, such counsel may rely on the opinion of Guidotti and Lee, general counsel for the Optional Selling Shareholder.

        Such counsel shall also state that no facts have come to such counsel's attention which would lead such counsel to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (such counsel need not make any statement with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement and the Prospectus).

        (f) On the effective date of the Registration Statement (the "Effective Date") and the effective date of the most recently filed post-effective amendment, if any, to the Registration Statement and also on the Closing Date, Coopers & Lybrand L.L.P. shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to certain financial information relating to the Company and the Subsidiaries contained or incorporated by reference in the Registration Statement and the Prospectus.

        (g) The Underwriters shall have received on the Closing Date, an opinion of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the validity of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

        (h) The Underwriters shall have received on and as of the Closing Date a certificate of the chief financial officer of the Company to the effect that neither the Company nor any of the Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, license or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject and which default could have a Material Adverse Effect.

        (i) On or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

        The several obligations of the Underwriters to purchase Option Shares are subject to the conditions set forth in paragraphs (a)-(i) above on and as of the Additional Closing Date (references therein to the Closing Date shall be deemed references to the Additional Closing Date for this purpose), except that the certificates called for by paragraphs (d) and (h), the opinions called for by paragraphs (e) and (g) and the letter called for by paragraph (f) shall be dated as of, and delivered on, the Additional Closing Date.

        9. The Company agrees to indemnify and hold harmless each Underwriter, its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein.

        Each of the Selling Shareholders agrees, jointly and severally, to indemnify and hold harmless each Underwriter, its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein; provided, that no Selling Shareholder shall be liable hereunder for any amount in excess of the total proceeds (before deducting expenses) received by such Selling Shareholder from the Underwriters for the Shares sold by such Selling Shareholder hereunder.

        Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Shareholders to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 9, the only written information furnished by the Underwriters to the Company expressly for use in the Registration Statement and the Prospectus is the information in the last paragraph on the cover page of the Prospectus, the paragraph at the bottom of the second page of the Prospectus and, under the caption "Underwriting" in the Prospectus, the first paragraph (including the table listing the Underwriters) and the second and sixth paragraphs below the table listing the Underwriters.

        If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person or persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses incurred by such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and such Indemnified Person shall have mutually agreed to the contrary, (ii) such Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include an Indemnifying Person and an Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc.; any such separate firm for the Company, its directors, its officers who sign the Registration Statement, control persons of the Company and the Selling Shareholders shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses incurred by counsel as contemplated by the third sentence of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such set-tlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

        If the indemnification provided for in the first three paragraphs of this Section 9 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders in the aggregate on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders in the aggregate on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders in the aggregate on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses payable by the Company and the Selling Shareholders) received by the Selling Shareholders and the total underwriting discounts received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Shareholders in the aggregate on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Under-writers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        Each of the Company, the Selling Shareholders and the Underwriters agrees that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation (even if the Company and the Selling Shareholders on the one hand and the Underwriters on the other were each treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, (i) in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) in no event shall a Selling Shareholder be required to contribute any amount in excess of the amount paid by the Underwriters to the Selling Shareholder upon the sale of such Selling Shareholder's Underwritten Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of shares of Common Stock constituting Underwritten Shares set forth opposite their names in Schedule A hereto, and not joint. The Selling Shareholders' obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of shares of Common Stock constituting Underwritten Shares set forth opposite their names in Schedule B hereto, and not joint.

        The indemnity and contribution agreements contained in this Section 9 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

        The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Shareholders as set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person who controls the Company or any Selling Shareholder and (iii) acceptance of and payment for any of the Shares.

        10. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company and the Selling Shareholders, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the London Stock Exchange, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board Option Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities, or (iii) there shall have occurred an outbreak of hostilities or an escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Prospectus.

        11. If this Agreement shall be terminated by the Representatives because of any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Selling Shareholder shall be unable to perform its or his respective obligations under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel) incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

        12. If, on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the number of Shares to be purchased on such date, the other Underwriters shall be obligated severally, in the proportions that the numbers of Underwritten Shares set forth opposite their respective names in Schedule A hereto bears to the aggregate number of Underwritten Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 12 by an amount in excess of one-ninth of the number of Shares which such Underwriter is obligated to purchase on such date hereunder without the written consent of such Underwriter. If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, the Company or any Selling Shareholder. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing
Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        13. Any action by the Representatives hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Representatives, and any such action taken by J.P. Morgan Securities Inc. alone shall be binding upon the Representatives. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o J.P. Morgan Securities

Inc., 60 Wall Street, New York, New York 10260 (facsimile (212) 648-5705),
Attention: Syndicate Department. Notices to the Company shall be given to it at 4637 Chabot Drive, Suite 200, Pleasanton, California 94588 (facsimile (510) 847-9114), Attention: Stephen B. Lamson, with copies to Thomas J Fitzmyers and Barclay Simpson, and if to the Selling Shareholders notices should be delivered or sent to the Representatives of the Selling Shareholders at the offices of the Company at 4637 Chabot Drive, Suite 200, Pleasanton, California 94588 (facsimile (510) 847-9114), Attention: Stephen B. Lamson and Thomas J Fitzmyers, with a copy to Barclay Simpson.

        14. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and any controlling person referred to herein and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors, heirs and legal representatives and the controlling persons and officers and directors referred to in Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        15. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

        If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                       Very truly yours,

                                       SIMPSON MANUFACTURING CO., INC.



                                       By: _____________________________________
                                           Name:  Stephen B. Lamson
                                           Title:  Chief Financial Officer



                                       By: _____________________________________
                                           Name:  Thomas J Fitzmyers
                                           Title:  President and Chief
                                                   Executive Officer


                                           THE FIRM SELLING SHAREHOLDERS



                                       By: _____________________________________
                                           Name:  Stephen B. Lamson
                                           Title:  Attorney-in-Fact



Accepted:                 , 1998

J.P. MORGAN SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER
   & SMITH INCORPORATED
BANCAMERICA ROBERTSON STEPHENS

     For themselves and as the
     Representatives of the several
     Underwriters named in
     Schedule A hereto.

By:  J.P. MORGAN SECURITIES INC.



By: _____________________________
    Name:
    Title:

                                                                      SCHEDULE A


                                                 Number of Shares of
                                                 Common Stock Constituting
                                                 Underwritten Shares
                                                 To Be Purchased
                                                 ---------------
Underwriter
-----------

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner
   & Smith
BancAmerica Robertson Stephens


                                                      ---------
           Total                                      1,250,000

                                                                      SCHEDULE B


                            FIRM SELLING SHAREHOLDERS


                                                Number of
Name                                            Shares
----                                            ---------
Simpson PSB Fund                                1,200,000
Thomas J Fitzmyers                                 50,000
                                                ---------
           Total                                1,250,000

                                                                      SCHEDULE C


                          OPTIONAL SELLING SHAREHOLDER


                                           Number of
Name                                       Option Shares
----                                       -------------

Simpson PSB Fund                              187,500

                                              -------
           Total                              187,500

                                                                      SCHEDULE D


                                LOCKUP AGREEMENTS


Barclay Simpson
John B. Simpson
Anne Simpson Gattis
Jean D. Simpson
Jeffrey P. Gainsborough
Julie Marie Simpson
Elizabeth Simpson Murray
Amy Simpson
Thomas J Fitzmyers
Simpson Manufacturing Co., Inc. Profit Sharing Trust for
            Salaried Employees
Simpson Manufacturing Co., Inc. Profit Sharing Trust for Hourly
            Employees
Jeannie K. Perkins Trust DTD August 21, 1992
Richard C. Perkins Trust DTD August 21, 1992
Donald M. Townsend
Stephen B. Lamson
Simpson PSB Fund

                                                                         ANNEX A


                        DIRECT AND INDIRECT SUBSIDIARIES


                                                           Percentage
Subsidiary Name                                              Owned
---------------                                            ----------

Simpson Strong-Tie Company Inc.
      a California corporation                                100%

Simpson Dura-Vent Company, Inc.
      a California corporation                                100%

Simpson Manufacturing International
      Corporation
      a Barbados corporation                                  100%

Simpson Strong-Tie International, Inc.
      a California corporation                                100%

Simpson Strong-Tie France, Limited
      a French corporation                                    100%

Patrick Bellion, S.A.
      a French corporation                                    100%

Simpson Strong-Tie Canada, Limited
      a Canadian corporation                                  100%

Simpson Strong-Tie Japan, Inc.
      a California corporation                                100%

Simpson Strong-Tie Australia, Inc.
      a California corporation                                100%